UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin

(Address of principal executive offices, including zip code)

(920) 892-9340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 2, 2011, Orion Energy Systems, Inc. (the “Company”) issued a press release announcing its quarterly financial results for its fiscal 2012 second quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Also furnished as Exhibit 99.2 is certain supplemental financial information posted on the Company’s website at www.oesx.com.

Item 8.01.	Other Events.

On November 2, 2011, the Company issued a press release announcing that its Board of Directors has approved a share repurchase program, authorizing the Company to repurchase in the aggregate up to $1,000,000 of its outstanding common stock. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d):

Exhibit 99.1	Press Release of Orion Energy Systems, Inc., dated November 2, 2011, regarding quarterly financial results for its fiscal 2012 second quarter ended September 30, 2011.

Exhibit 99.2	Supplemental Financial Information.

Exhibit 99.3	Press Release of Orion Energy Systems, Inc., dated November 2, 2011, regarding the share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: November 2, 2011	By:	/s/ NEAL R. VERFUERTH
Neal R. Verfuerth
Chief Executive Officer

3